Exhibit 99.01
7000 Cardinal Place
Dublin,OH 43017
www.cardinalhealth.com
FOR IMMEDIATE RELEASE
Contacts:

Media:	Jim Mazzola	Investors:	Jason Strohm
	(614) 757-3690		(614) 757-7542
	jim.mazzola@cardinal.com		jason.strohm@cardinal.com
CARDINAL HEALTH APPOINTS R. KERRY CLARK
PRESIDENT, CEO AND DIRECTOR
Former vice chairman of Procter & Gamble looks to expand Cardinal Health’s international presence and grow company’s segment leadership
Robert D. Walter to remain chairman
DUBLIN, Ohio, April 17, 2006 — Cardinal Health, Inc., the leading provider of products and services supporting the health care industry, announced today the appointment of R. Kerry Clark as president, chief executive officer and a member of Cardinal Health’s board of directors. Clark succeeds Robert D. Walter as chief executive, effective today. Walter, the company’s founder, long-time chief executive officer, and a major shareholder, will continue as chairman of the board and work closely with Clark to shape the company’s future.
Clark, 53, has been vice chairman of the board of The Procter & Gamble Company since 2002 and most recently responsible for its $20 billion Global Family Health business, which includes pharmaceuticals and over-the-counter medicines. He has considerable strategic, operational, and corporate management experience, having held leadership positions in North America and Asia during his 32 years with Procter & Gamble.
“Kerry brings broad, international experience and high performance standards from one of the most respected companies in the world,” Walter said. “His skill set is highly relevant to Cardinal Health’s mission to build upon our market segment leadership and capitalize on the company’s considerable opportunities for growth around the world. He is also a perfect fit with Cardinal Health’s culture, sharing our focus on performance and strong values. I am very excited about our prospects under Kerry’s leadership and remain passionate in helping the company achieve its future goals.”
Walter cited other key factors in Clark’s appointment: his years of senior operational experience, including expanding P&G’s business internationally in both developed and developing markets; his management of broad-based and complex businesses on a global basis; his application of best practices in supply chain management; leadership and talent development; leading the
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CARDINAL HEALTH APPOINTS R. KERRY CLARK PRESIDENT, CEO AND DIRECTOR

worldwide selling organization to new business models with leading customers; innovation and success in bringing new products to market; and direction of P&G’s global excellence program, which resulted in more effective shared business services in information technology, human resources, facility and property management, and other areas.
“This is an exciting, challenging time in all parts of the global health care industry,” Clark said. “Cardinal Health truly has many competitive advantages to address complex issues facing its customers. That is a tribute to Bob Walter’s continuing legacy of building a great organization over the past 35 years. The company today is in a very strong position with marketplace momentum, and with opportunities for improvement parallel to ones we addressed at P&G. I look forward to working with Bob and a very talented management team here.”
The company also announced today that George L. Fotiades, president and chief operating officer, will leave the company following a transition period. “In his role as president and COO the past two years, George helped lead us through a period of significant change,” Walter said. “His focus on execution and driving the company’s customer-focused integration programs, such as One Cardinal Health, has helped position the company for stronger growth in the future. We thank him for his leadership and appreciate his contributions.”
Background on Clark
In his most recent position, Clark held several key corporate responsibilities while also leading P&G’s Global Family Health business. P&G’s Global Family Health business, which is comprised of the company’s pharmaceutical, personal health, baby care, tissues and towels, oral health, and pet care businesses, accounted for a third of P&G’s annual sales in its last fiscal year, and employed more than 20,000 people in 80 countries.
Clark started his career in marketing with P&G Canada in 1974. During the next 17 years he ascended to greater responsibility in various management positions in P&G’s businesses, including four years in Japan as marketing director. In 1991 he was named vice president and general manager for Laundry Products for the U.S. In 1995 he was appointed group vice president of P&G and during the next several years led the rapid growth of the company’s Laundry and Cleaning Products business, including the development of Swiffer and Febreze, two of P&G’s most successful brands in the past decade.
In 1998 he was appointed an executive vice president of Procter & Gamble and again was posted in Asia as president of that region in addition to managing the company’s global feminine protection business. He returned to the U.S. in 2000 when he was named president-Global Market Development Organization and had all regions except Latin America reporting to him. His leadership and integration of regional sales and marketing operations was a key factor in accelerating P&G’s worldwide growth. He also completed corporate assignments in global business services, which added value across the enterprise by outsourcing functions such as IT, human resources and property management.
A native of Ottawa in Ontario, Canada, Clark graduated from Queen’s University in 1974 with a bachelor of commerce degree. He is a director of Textron Inc., a global multi-industry company serving the general aviation, aerospace, defense, and industrial and commercial finance markets. He is a trustee and past chairman of the board for the Cincinnati Zoo. He is on the board of the Greater Cincinnati United Way and also chaired the Alexis de Tocqueville Society in 2005.
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CARDINAL HEALTH APPOINTS R. KERRY CLARK PRESIDENT, CEO AND DIRECTOR

About Cardinal Health
Headquartered in Dublin, Ohio, Cardinal Health, Inc. (NYSE: CAH) is a $75 billion, global company serving the health care industry with a broad portfolio of products and services. It manufactures, packages, and distributes pharmaceuticals and medical supplies, offers a range of clinical services and develops automation products that improve the management and delivery of supplies and medication for hospitals, physician offices and pharmacies. Through this diverse offering, Cardinal Health delivers integrated health care solutions that help customers reduce their costs, improve efficiency and deliver better care to patients. Ranked No. 19 on the Fortune 500, Cardinal Health employs more than 55,000 people on six continents. More information about the company may be found at www.cardinalhealth.com.
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Conference Call
Cardinal Health will host a conference call at 4:30 p.m. Eastern Daylight Time (EDT) to discuss Clark’s appointment. To access the discussion, go to the Investors page at www.cardinalhealth.com or dial 706-634-5100, passcode 8136310. An audio replay will also be available at the Investors page of www.cardinalhealth.com.
Except for historical information, all other information in this news release consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in Cardinal Health’s Form 10-K, Form 8-K and Form 10-Q reports (including all amendments to those reports) and exhibits to those reports, and include (but are not limited to) the following: the costs, difficulties, and uncertainties related to the implementation of organizational changes and the integration of acquired businesses; the loss of one or more key customer or supplier relationships or changes to the terms of those relationships; difficulties and uncertainties related to changes of chief executive officers and other management; changes in the distribution patterns or reimbursement rates for health-care products and/or services; the results, consequences, effects or timing of any inquiry or investigation by or settlement discussions with any regulatory authority or any legal and administrative proceedings; the impact of previously announced restatements; difficulties or delays or increased costs in implementing its global restructuring program, including facility rationalizations, and global expansion plans; difficulties in opening new facilities or fully utilizing existing capacity; difficulties and uncertainties associated with business model transitions; and general economic and market conditions. Cardinal Health undertakes no obligation to update or revise any forward-looking statement.